Exhibit 10.1

EXECUTION VERSION

Primavera Capital Acquisition Corporation (“SPAC”)

Primavera Capital Acquisition LLC (“Sponsor”)

41/F Gloucester Tower

15 Queen’s Road Central

Hong Kong

Lanvin Group Holdings Limited 复朗集团 (“PubCo”)

3701-02, Tower S2, Bund Finance Center

600 Zhongshan Rd East No.2

Shanghai, 200010, China

Fosun Fashion Holdings (Cayman) Limited

PO Box 309, Upland House

Grand Cayman KY1-1104

Cayman Islands

December 2, 2022

Re:	Share Surrender

Dear Sirs:

Reference is made to the Business Combination Agreement, dated as of March 23, 2022, and as amended on October 17, 2022, October 20, 2022, October 28, 2022 and December 2, 2022 (as may be further amended, restated, modified or varied in accordance with the terms therein, the “Business Combination Agreement”), by and among SPAC, PubCo and certain other parties thereto. Capitalized terms not defined herein shall have the meanings ascribed to them in the Business Combination Agreement unless otherwise specified.

In consideration of the parties’ mutual promises herein, and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged by each party hereto, the parties hereby agree as follows:

1.

The Sponsor hereby irrevocably surrenders, subject to the Closing and effective immediately prior to the consummation of the Initial Merger, 6,014,375 SPAC Class B Ordinary Shares to SPAC for nil consideration, which shares shall be cancelled by SPAC immediately upon the surrender thereof, such that after giving effect to the share surrender, the number of SPAC Class B Ordinary Shares held by the Sponsor shall be 5,000,000.

2.

This letter agreement shall become effective on the date hereof and shall terminate and be of no further force or effect upon the termination of the Business Combination Agreement without the Closing (as defined in the Business Combination Agreement) having taken place.

3.	This letter agreement shall constitute a Transaction Document for purposes of the Business Combination Agreement and each other Transaction Document.

4.

This letter agreement, and any claim or cause of action hereunder based upon, arising out of or related to this letter agreement (whether based on law, in equity, in contract, in tort or any other theory) or the negotiation, execution, performance or enforcement of this letter agreement, shall be governed by and construed in accordance with the Laws of Hong Kong, without giving effect to the principles of conflicts of laws that would otherwise require the application of the Laws of any other jurisdiction.

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5.

All disputes arising out of or in connection with this letter agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by one or more arbitrators appointed in accordance with the said Rules. The place of arbitration shall be Hong Kong. The official language of the arbitration shall be English. Any party to an award may apply to any court of competent jurisdiction for enforcement of such award and, for purposes of the enforcement of such award, the parties irrevocably and unconditionally submit to the jurisdiction of any court of competent jurisdiction and waive any defenses to such enforcement based on lack of personal jurisdiction or inconvenient forum.

6.

Sections 11.2 to 11.15 (other than Section 11.7) of the Business Combination Agreement are incorporated herein by reference; provided that, in each case, reference to “this Deed” therein shall mean this letter agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be duly executed as of the date first written above.

PRIMAVERA CAPITAL ACQUISITION LLC

By:	/s/ Tong Chen
	Name:	Tong Chen
	Title:	Authorized Signatory

[Heritage – Signature Page to Letter Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be duly executed as of the date first written above.

PRIMAVERA CAPITAL ACQUISITION CORPORATION

By:	/s/ Tong Chen
	Name:	Tong Chen
	Title:	Director

[Heritage – Signature Page to Letter Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be duly executed as a deed as of the date first written above.

LANVIN GROUP HOLDINGS LIMITED 复朗集团

By:	/s/ Yun CHENG
	Name:	Yun CHENG
	Title:	Director

[Heritage – Signature Page to Letter Agreement]

IN WITNESS WHEREOF, the parties hereto have caused this letter agreement to be duly executed as a deed as of the date first written above.

FOSUN FASHION HOLDINGS (CAYMAN) LIMITED

By:	/s/ Yun CHENG
	Name:	Yun CHENG
	Title:	Director

[Heritage – Signature Page to Letter Agreement]